Filed pursuant to Rule 497(e)
under the Securities Act of 1933,
as amended Securities Act File
No. 333-141120

FUNDVANTAGE TRUST
(the “Trust”)

Gotham Enhanced S&P 500 Index Fund
(the “Fund”)

Supplement dated November 6, 2020 to the Prospectus and Statement of Additional Information dated February 1, 2020 and Supplemented July 1, 2020

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus and Statement of Additional Information. The information in this supplement updates and amends certain information contained in the Prospectus and Statement of Additional Information for the Fund and should be read in conjunction therewith.

Effective November 1, 2020, the Trust entered into a Support, Service and Fee Assumption Agreement (“Agreement”) on behalf of the Fund, and Gotham Asset Management, LLC (“Gotham” or the “Adviser”), investment adviser to the Fund pursuant to which the Adviser has agreed to support the Fund’s non-investment advisory operations by (i) performing or contracting for certain operational support services of the Fund, and/or (ii) assuming certain of the Fund’s payment obligations, including such payment obligations specified in contracts between the Fund and its service providers and other Trust expenses incurred by or otherwise allocated to the Fund by the Trust. In exchange for the performance and/or assumption of services and payment obligations, the Adviser is entitled to a fee, computed daily and payable monthly, of the lesser of (i) the annualized rate of 0.15% of the Fund’s average daily net assets, or (ii) the actual amount of the Adviser’s payment obligation under the Agreement.

Accordingly, the Prospectus and Statement of Additional Information has been updated as follows:

1. The Fee Table page 14 of the Prospectus is deleted in its entirety and replaced with the following Fee Table:

Shareholder Fees (fees paid directly from your investment):
Institutional Class
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.50%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.65%
Fee Waiver and/or Expense Reimbursement 1	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement	0.50%

1	Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses,” dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions), do not exceed 0.50% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 202
3
, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination.

2. The Expense Example table on page 14 of the Prospectus is deleted in its entirety and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$51	$177	$332	$781

3. The following is inserted immediately before the fourth paragraph in the section titled “INVESTMENT ADVISER” on page 25 of the Prospectus:

Effective November 1, 2020, the Trust entered into a Support, Service and Fee Assumption Agreement (“Agreement”) on behalf of the Gotham Enhanced S&P 500
Index
Fund, and Gotham Asset Management, LLC (“Gotham” or the “Adviser”), pursuant to which the Adviser has agreed to support the Gotham Enhanced S&P 500
Index
Fund’s non-investment advisory operations by (i) performing or contracting for certain operational support services of the Gotham Enhanced S&P 500
Index
Fund, and/or (ii) assuming certain of the Gotham Enhanced S&P 500
Index
Fund’s payment obligations, including such payment obligations specified in contracts between the Fund and its service providers and other Trust expenses incurred by or otherwise allocated to the Gotham Enhanced S&P 500
Index
Fund by the Trust. In exchange for the performance and/or assumption of services and payment obligations, the Adviser is entitled to a fee, computed daily and payable monthly, of the lesser of (i) the annualized rate of 0.15% of the Gotham Enhanced S&P 500
Index
Fund’s average daily net assets, or (ii) the actual amount of the Adviser’s payment obligation under the Agreement.

4. The following is inserted as number 8 in the list of transactions for which a redemption fee is not charged on page 33 of the Prospectus:

8. Redemptions on shares held through an Invest5 account.

5. The penultimate paragraph in the section entitled “INVESTMENT ADVISORY SERVICES” beginning on page 27 of the Statement of Additional Information is deleted in its entirety and replaced with the following:

In addition to the fees paid to the Adviser, the Funds, other than the Gotham Enhanced S&P 500 Index Fund (the “Enhanced S&P 500 Fund”) pay the cost of their custodial, stock transfer, dividend disbursing, bookkeeping, audit and legal services. The Funds, other than Enhanced S&P 500 Fund, also pay other expenses such as:  (i) custody, transfer agency and dividend disbursing expenses; (ii) certain amounts paid to intermediaries in recognition of the transfer agency costs avoided by the fund as a result of customer recordkeeping activities of intermediaries; (iii) legal and auditing expenses; (iv) interest charges, taxes, brokerage fees and commissions; (v) the cost of proxy solicitations, printing and distributing notices and copies of the prospectus and shareholder reports furnished to existing shareholders; (vi) taxes; (vii)  insurance premiums, (viii) the expenses of maintaining the registration of each Fund’s shares under federal and state securities laws, (ix) the fees of trustees not affiliated with the Adviser; and (x) the compensation of the Trust’s officers.
With respect to the Enhanced S&P 500 Fund only, pursuant to a Support, Service and Fee Assumption Agreement (“Service Agreement”) between the Trust, on behalf of the Enhanced S&P 500 Fund, and the Adviser, the Adviser has agreed to (i) perform or contract for certain operational support services of the Enhanced S&P 500 Fund, and/or (ii) assume certain of the Enhanced S&P 500 Fund’s payment obligations, including such payment obligations as specified in contracts between the Enhanced S&P 500 Fund and its service providers and other Trust expenses incurred by or otherwise allocated to the Enhanced S&P 500 Fund, relating to custodial, stock transfer, dividend disbursing, bookkeeping, audit and legal services. In exchange for the performance and/or assumption of services and payment obligations, the Adviser is entitled to a fee, computed daily and payable monthly, of the lesser of (i) the annualized rate of 0.15% of the Enhanced S&P 500 Fund’s average daily net assets, or (ii) the actual amount of the Adviser’s payment obligation under the Agreement.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE